UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 620-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

Effective March 8, 2012, John Cody (“Cody”) Bissett was appointed Basic’s Vice President, Controller and Chief Accounting Officer. Mr. Bissett, age 37, has served as Basic’s Corporate Controller since July 2008, and previously served as the Director of Financial Reporting from December 2007 to July 2008. Prior to joining Basic, Mr. Bissett was the Controller of Cap Rock Energy from November 2006 through December 2007, and previously held various roles in the accounting and finance function of Sirius Computer Solutions and the audit practice of KPMG LLP. Mr. Bissett graduated with an M.B.A. and a B.B.A. in Accounting from Angelo State University and is a Certified Public Accountant.

Performance-Based Stock Awards

On March 8, 2012, the Compensation Committee of the Board of Directors of Basic approved grants of performance-based stock awards to each of Basic’s executive officers, including Basic’s named executive officers. Pursuant to the grant agreements, the performance-based awards consist of shares to be earned (the “TSR Shares”) based upon Basic’s total shareholder return (“TSR”) relative to the TSR of a peer group of energy services companies measured over the Performance Period (defined as the one-year calculation period starting on the 20th NYSE trading day prior to and including the last NYSE trading day of 2011 and ending on the last NYSE trading day of 2012), with Basic’s ranking in TSR performance being compared to the ranking in TSR performance of the members of the PB Peer Group (as defined below). The companies in the PB Peer Group will be ranked from best performing to worst performing with regard to each company’s respective TSR performance, with the PB Peer Group company ranked 1st being the company with the highest TSR when compared to the other PB Peer Group companies and the PB Peer Group company ranked 13th being the company with the lowest TSR when compared to the other PB Peer Group companies, with rankings 2 through 12 being determined in descending order based upon the corresponding descent in TSR performance for companies in the PB Peer Group from 2nd highest to 12th highest. For the 2012 performance year, the shares awarded pursuant to the performance-based awards comprise one half of the total long-term incentive compensation for each of Basic’s executive officers, including Basic’s named executive officers. The remaining one half of the total long-term incentive compensation has been awarded at the discretion of Basic’s Board of Directors based on the recommendation of management, as described below under the caption “2012 Long-Term Incentive Awards.”

The target number of TSR Shares and maximum number of TSR Shares that may be earned by each executive officer pursuant to the grant agreement is set forth below:

Executive Officer	Target Number of TSR Shares	Maximum Number of TSR Shares (150% of Target Amount)
Kenneth V. Huseman President, Chief Executive Officer and Director	44,416	66,624

Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	16,656	24,984

T.M. “Roe” Patterson Senior Vice President and Chief Operating Officer	22,335	33,503

James F. Newman Group Vice President — Permian Business Unit	10,787	16,180

Tim Dame Vice President — Pumping Services and Wireline	8,883	13,325

James E. Tyner Vice President — Human Resources	8,249	12,373

Trampas Poldrack Vice President — Safety and Operations Support	7,138	10,707

Cody Bissett Vice President, Controller and Chief Accounting Officer	5,330	7,995

Douglas B. Rogers Vice President — Marketing	6,345	9,518

The grantee will earn shares as follows: (A) the percentage set forth below of the target share amounts set forth above if Basic’s TSR is equal to the TSR of the ranked member of the PB Peer Group set forth below, (B) 150% of the target share amounts set forth above based on Basic’s TSR being greater than the TSR of the 1st-ranked member of the PB Peer Group and (C) 0% of the target share amounts set forth above based on Basic’s TSR being less than the TSR of the 13th-ranked member of the PB Peer Group:

PB Peer Group Company Rank Based on TSR Performance	Percentage of TSR Target Shares Earned by Grantee
1st	150.0%

2nd	141.7%

3rd	133.3%

4th	125.0%

5th	116.7%

6th	108.3%

7th	100.0%

8th	83.3%

9th	66.7%

10th	50.0%

11th	33.3%

12th	16.7%

13th	0.0%

provided that if Basic’s TSR is greater than the TSR of one PB Peer Group company and less than the TSR of the next highest ranked PB Peer Group company, the exact percentage of shares earned by the grantee will be determined by proportional interpolation between the percentages assigned to such PB Peer Group companies set forth above.

“PB Peer Group” means each of the following companies: (1) C&J Energy Services, Inc.; (2) Forbes Energy Services Ltd.; (3) Hercules Offshore, Inc.; (4) Key Energy Services, Inc.; (5) Natural Gas Services Group, Inc.; (6) Oil States International, Inc.; (7) Patterson-UTI Energy, Inc.; (8) Pioneer Drilling Co.; (9) Superior Energy Services, Inc.; (10) Team, Inc.; (11) Tesco Corp.; (12) Tetra Technologies, Inc. and (13) Union Drilling, Inc.; provided that the Compensation Committee in its sole discretion can determine to continue to include in or exclude from the peer group any of the above companies based on the occurrence of certain circumstances set forth in the grant agreements, but in no event may substitute any other company in such excluded company’s place as part of the PB Peer Group.

Once earned, the shares of restricted stock will vest in one-third increments on March 15, 2014, 2015 and 2016 (subject to accelerated vesting in certain circumstances as described below). All unvested shares of restricted stock will be forfeited by the grantee (a) if the grantee’s employment with Basic is terminated by Basic for “Cause” before the restricted stock is vested or (b) if the grantee terminates his employment with Basic before the restricted stock is vested for any reason other than (i) “Good Reason” or (ii) the death or “Disability” of the grantee, as such terms are defined in the grant agreement. The grantee will vest in all rights to the restricted stock on the earliest of (i) the dates set forth above; (ii) termination by Basic without Cause; (iii) the death or Disability of the grantee or (iv) Termination for Good Reason.

The foregoing description in this Item 5.02 is qualified in its entirety by reference to the full text of the form of Performance-Based Award Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

2011 Long-Term Incentive Awards

On March 8, 2012, Basic’s Board of Directors, after discussion with a compensation consultant and based on the recommendation of the Compensation Committee, approved grants of restricted stock to executive officers under Basic’s long-term incentive plan based on the executive officer’s personal performance as well as consideration of company performance for 2011 based on criteria previously established by the Compensation Committee for consideration in connection with annual equity awards. The terms of the award agreements are materially consistent with the terms of a previously disclosed plan of performance-based and discretionary awards planned for 2011. The number of shares issuable to each of the executive officers under these award agreements is set forth below:

Executive Officer	Shares of Restricted Stock
Kenneth V. Huseman President, Chief Executive Officer and Director	68,811

Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	24,353

T.M. “Roe” Patterson Senior Vice President and Chief Operating Officer	29,279

James F. Newman Group Vice President — Permian Business Unit	20,803

Tim Dame Vice President — Pumping Services and Wireline	10,419

James E. Tyner Vice President — Human Resources	16,519

Trampas Poldrack Vice President — Safety and Operations Support	5,157

Cody Bissett Vice President, Controller and Chief Accounting Officer	9,300

Douglas B. Rogers Vice President — Marketing	11,431

2012 Long-Term Incentive Awards

On March 8, 2012, Basic’s Board of Directors, after discussion with a compensation consultant and based on the recommendation of the Compensation Committee, approved discretionary grants of restricted stock to executive officers under Basic’s long-term incentive plan based on management’s recommendation and the executive officer’s personal performance. Unlike prior discretionary restricted stock awards, which were typically awarded in the year after the relevant performance year, discretionary restricted stock awards for 2012 and future years will be granted early in the corresponding performance year. The 2012 discretionary awards of restricted stock will vest over a three-year period beginning in March 2014. These awards comprise one half of the total long-term incentive compensation for each of Basic’s executive officers, including Basic’s named executive officers. The remaining one half of the total long-term incentive compensation is being awarded pursuant to the grants of performance-based restricted stock, as described above under the caption “Performance-Based Stock Awards,” which award amounts will be determined in 2013 based on Basic’s TSR performance in 2012. The number of shares issuable to each of the executive officers under the discretionary restricted stock award agreements for 2012 is set forth below:

Executive Officer	Shares of Restricted Stock
Kenneth V. Huseman President, Chief Executive Officer and Director	40,000

Alan Krenek Senior Vice President, Chief Financial Officer, Treasurer and Secretary	15,000

T.M. “Roe” Patterson Senior Vice President and Chief Operating Officer	25,000

James F. Newman Group Vice President — Permian Business Unit	10,000

Tim Dame Vice President — Pumping Services and Wireline	10,000

James E. Tyner Vice President — Human Resources	9,000

Trampas Poldrack Vice President — Safety and Operations Support	5,000

Cody Bissett Vice President, Controller and Chief Accounting Officer	5,000

Douglas B. Rogers Vice President — Marketing	5,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Performance-Based Award Agreement (effective March 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: March 14, 2012	By:	/s/ Alan Krenek
	Name:	Alan Krenek
	Title:	Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Award Agreement (effective March 2012).